EX 10.23

                        ACCOLADE-USSI PRINTING AGREEMENT

     This Agreement is made and entered into this 21st day of September, 1994, by and between Accolade Funds, a Massachusetts business trust having its principal place of business at 7900 Callaghan Road, San Antonio, Texas, hereinafter called the "Fund" and United Shareholder Services, Inc., a corporation organized under the laws of Texas having its principal place of business at the same address as the fund, hereinafter called "USS."

SERVICES

     The Fund hereby requests and USSI hereby agrees to provide printing services to the Fund in accordance with applicable statutes and regulations promulgated by regulatory authorities. Printing services involve daily, monthly, quarterly and annual statements of a shareholders account activity plus tax reporting when possible.

COMPENSATION

     USSI, for performing printing services, shall be compensated at $.03 per image. Such price is subject to modification, from time to time, upon agreement of the parties.

EFFECTIVE DATE

     This Agreement shall become effective with respect to a Fund as of the date first written above (or, if a particular series or sub-trust of the Fund is not in existence on that date, on the date an amendment to Exhibit A to this Agreement relating to the Fund is executed).

TERMINATION

     This Contract may be terminated by either party without penalty by giving 60 days written notice.

PERFORMANCE OF SERVICE

     USSI shall exercise reasonable care in the performance of its duties under this Agreement.

UNCONTROLLABLE EVENTS

     USSI assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control, including, without limitation, failure of hardware and software provided by third persons. The foregoing does not relieve USSI from acting in a commercially reasonable manner and using its best efforts to recover from any such failure, delay or loss.

ASSIGNMENT

     This Agreement and the rights and duties hereunder shall not be assignable by either of the parties hereto except by the specific written consent of the other party.

INTERPRETATION

     This Agreement shall be interpreted under the laws of the State of Texas. Words and phrases used herein shall be interpreted in accordance with applicable law.

LIMITATION ON LIABILITY

     The term "Accolade Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Fund dated April 15, 1993, as the same may be subsequently thereto have been, or subsequently hereto be amended. It is expressly agreed that the obligation of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Master Trust Agreement of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Fund as provided in its Master Trust Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

                                       ACCOLADE FUNDS
/S/Thomas Tays                         /S/ Frank E. Holmes
Witness                                Frank E. Holmes
                                       President

                                       UNITED SHAREHOLDER SERVICES, INC.
/S/ Thomas Tays                        /S/ Bobby D.
Witness                                Bobby D. Duncan
                                       President

                                    EXHIBIT A
                                       TO
                               PRINTING AGREEMENT
                                     BETWEEN
                        UNITED SHAREHOLDER SERVICES, INC.
                                       AND
                                 ACCOLADE FUNDS

NAME OF FUND                           DATE SUBJECT TO AGREEMENT
Bonnel Growth Fund                     September 21, 1994
Dated:  As of September 21, 1994
                                       UNITED SHAREHOLDER SERVICES, INC.
                                       BY:    /S/ Bobby D. Duncan
                                       Bobby D. Duncan, President

                                       ACCOLADE FUNDS
                                       BY:  /S/ Frank E. Holmes
                                       Frank E. Holmes, President